UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip code)

(404) 407-1000 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

This Current Report on Form 8-K is being filed in connection with the consummation, on October 7, 2016, of the Spin-Off (as defined below) contemplated by that certain Agreement and Plan of Merger (as amended or supplemented from time to time, the “Merger Agreement”), entered into on April 28, 2016, by and among Cousins Properties Incorporated (“Cousins”), Parkway Properties, Inc. (“Parkway”), Parkway Properties LP (“Parkway LP”) and Clinic Sub Inc., a wholly owned subsidiary of Cousins (“Merger Sub”), pursuant to which Parkway merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Cousins. Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, immediately following the effective time of the Merger, Cousins separated the portion of its combined businesses relating to the ownership of real properties in Houston, Texas (the “Houston Business”) from the remainder of the combined businesses (the “Separation”). In connection with the Separation, on October 6, 2016, Cousins and Parkway effected a reorganization (the “Reorganization”), pursuant to which the Houston Business was transferred to Parkway, Inc. (“New Parkway”), and the remainder of the combined businesses was transferred to Cousins Properties LP, a Delaware limited partnership (“Cousins LP”), which will be the operating partnership of Cousins following the Separation, the Reorganization and the Spin-Off. The Reorganization was structured to allow each of Cousins and New Parkway to function as an umbrella partnership real estate investment trust (“UPREIT”) following the Spin-Off.

Pursuant to the Merger Agreement, on the business day following the effective time of the Merger, Cousins distributed pro rata to its common and limited voting preferred stockholders (including legacy Parkway common and limited voting stockholders) all of the outstanding shares of common and limited voting stock, respectively, of New Parkway (the “Spin-Off”). In the Spin-Off, Cousins distributed one share of New Parkway’s common or limited voting stock for every eight shares of common or limited voting preferred stock of Cousins held of record as of close of business on October 6, 2016, the record date for the Spin-Off, as more fully described in the preliminary information statement included as Exhibit 99.1 to Amendment No. 3 to New Parkway’s Registration Statement on Form 10 (File No. 001-37819) filed on September 9, 2016, the final version of which was included as Exhibit 99.1 to Cousins’ Current Report on Form 8-K filed on September 28, 2016 (the “Information Statement”).

On October 5, 2016, Cousins, Parkway, New Parkway and certain other parties thereto entered into a Separation, Distribution and Transition Services Agreement (the “Separation Agreement”), which provides for the Separation and the Reorganization, and identifies the assets to be transferred, liabilities to be assumed and contracts to be assigned to each of Cousins and New Parkway in the Separation, and it provides for when and how these transfers, assumptions and assignments will occur.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Separation and the Reorganization were completed on October 6, 2016. The Separation and the Reorganization were governed by, and set forth in, the previously disclosed Separation Agreement, which Cousins entered into on October 5, 2016 with Merger Sub, Cousins LP, Parkway, Parkway LP, New Parkway, Parkway Properties General Parnters Inc. (“Parkway GP”) and Parkway Operating Partnership LP (“New Parkway LP”). As more fully described in the Information Statement, the following transactions, among others, occurred as part of the Separation and Reorganization:

•	On the business day immediately before the effective time of the Merger, Parkway LP contributed its non-Houston properties and certain other assets specified in the Separation Agreement to Cousins LP in exchange for interests in Cousins LP, and retained its interest in the assets related to the Houston properties. In addition, Cousins LP entered into agreements of accession to the guaranties with respect to and assumed the liabilities under Parkway LP’s credit facilities.

•	Immediately following the effective time of the Merger, Parkway LP distributed all of the interests of Cousins LP that it received from these contributions ratably to its partners.

•

Parkway LP then contributed its Houston assets, including entities that own direct or indirect ownership interests in the properties known as CityWestPlace, Phoenix Tower and San Felipe Plaza, direct and indirect ownership in Eola Office Partners LLC, and the direct and indirect minority ownership interest of Parkway LP in 2121 Market Street Associates, L.P. and certain other assets, to New Parkway LP, and Cousins contributed its Houston assets, including its direct and indirect ownership interests in the properties known as Greenway Plaza and Post Oak Central, to New Parkway LP (other than a fractional interest in certain entities, which Cousins separately contributed to the Company) in exchange for OP units in New Parkway LP. Cousins then contributed its OP units in New Parkway LP to New Parkway, and Merger Sub contributed to New Parkway its limited partner interests in Parkway LP and its stock of Parkway GP.

•	New Parkway LP entered into the credit agreement providing for a three-year, $100 million senior secured revolving credit facility and a three-year, $350 million senior secured term loan facility (the “Term Loan Facility”) and drew $350 million under the Term Loan Facility. Through a series of transactions, New Parkway LP distributed pro rata portions of $200 million, less a retained amount for working capital, of the $350 million draw to each of Parkway LP, Parkway GP (which subsequently distributed such proceeds to New Parkway, its sole stockholder), and New Parkway (which New Parkway subsequently distributed, along with the cash received from Parkway GP and Parkway LP, to Merger Sub, its then-sole stockholder, which then distributed the cash to Cousins, its sole stockholder). Parkway LP distributed its pro rata share of the loan proceeds ratably to its partners (and the outside limited partners of Parkway LP, who had previously agreed to contribute such cash to Cousins LP in exchange for partnership units in Cousins LP);

•	Through a series of transactions, which occurred following the distribution to Parkway LP of its pro rata portion of the distribution described in the prior paragraph but prior to the distribution of the remaining portion of such amount, Cousins LP contributed $5 million to New Parkway in exchange for non-voting preferred stock of New Parkway, with an aggregate liquidation preference of $5 million and a 8.00% per annum dividend, New Parkway then contributed the $5 million to Parkway LP in exchange for preferred limited partner units of Parkway LP on the same terms, and Parkway LP then contributed $5 million to New Parkway LP in exchange for preferred limited partner units of New Parkway LP on the same terms. Merger Sub contributed its general partner interest in New Parkway LP to Parkway GP. The issuance of the $5 million of non-voting preferred stock was negotiated between the parties to satisfy the parties’ overall business and economic objectives, including the intended tax treatment of the Spin-Off. The issuances of preferred units were meant to preserve the economics of the UPREIT structure. Subsidiaries of Cousins contributed the fractional interests that Cousins retained in certain entities, as described above, to New Parkway.

•	Cousins contributed to Cousins LP its non-Houston assets (including the portion of the loan proceeds that it received through Merger Sub in the pro rata distribution, as described above), in exchange for partnership units of Cousins LP. Other limited partners of Parkway LP will continue as limited partners of Cousins LP.

•	Cousins LP then repaid Parkway’s existing credit facilities.

•	Merger Sub then distributed to Cousins, its sole stockholder, 100% of New Parkway’s common stock, 100% of New Parkway’s limited voting stock, the general partner interest in Cousins LP and all of the partnership units of Cousins LP that Merger Sub received in the foregoing distributions from Parkway LP and Parkway GP.

As consideration for various transactions in the Reorganization, Cousins LP issued securities to Cousins, consisting of 393,354,558 limited partnership units or approximately 98% of the equity interests of Cousins LP.

A summary of the assets that were transferred and the liabilities that were assumed is set forth in the Information Statement under the caption “The Separation, The UPREIT Reorganization and the Distribution—The Separation and Distribution Agreement—Transfer of Assets and Assumption of Liabilities” and is incorporated by reference herein.

The Spin-Off, which was effective at 12:01 a.m., Eastern Time, on October 7, 2016, was made to Cousins common and limited voting preferred stockholders of record (including legacy Parkway common and limited voting stockholders) as of the close of business on October 6, 2016 (the “Record Date”).

One share of common stock, par value $0.001 per share, of New Parkway (“New Parkway Common Stock”) was distributed for every eight shares of Cousins common stock held as of the close of business on the Record Date. Cousins did not distribute fractional shares of New Parkway Common Stock in the Spin-Off. Fractional shares of New Parkway Common Stock to which Cousins’ common stockholders would have otherwise been entitled were aggregated by the distribution agent and are for sale in the public market. In accordance with the Separation Agreement, the net cash proceeds of these sales will be distributed pro rata to those stockholders who would otherwise have been entitled to receive a fractional share in the Spin-Off.

One share of limited voting stock, par value $0.001 per share, of New Parkway (“New Parkway Limited Voting Stock”) was distributed for every eight shares of Cousins limited voting preferred stock held as of the close of business on the Record Date. Cousins did not distribute fractional shares of New Parkway Limited Voting Stock in the Spin-Off.

As a result of the Spin-Off, New Parkway is now an independent public company and its common stock is listed under the symbol “PKY” on the New York Stock Exchange.

Item 8.01	Other Events

On October 7, 2016, Cousins issued a press release announcing completion of the Separation and the Spin-Off. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and Parkway and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins or New Parkway; risks associated with the industry concentration of tenants; the potential impact of consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins or New Parkway; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the transactions; changes in local, national and international financial markets, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the SEC by Cousins, Parkway and New Parkway. Cousins and New Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated October 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: October 11, 2016	By:	/s/ Pamela F. Roper

Name: Pamela F. Roper Title: Senior Vice President and General Counsel

Exhibit No.	Description

99.1	Press Release, dated October 7, 2016.